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                                                                    Exhibit 10.8

                             PROASSURANCE GROUP 2004
                           DEFERRED COMPENSATION PLAN

                                OCTOBER 11, 2004

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                                TABLE OF CONTENTS

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ARTICLE I PURPOSE........................................................     1

ARTICLE II DEFINITIONS...................................................     1

ARTICLE III ELIGIBILITY..................................................     2

ARTICLE IV DEFERRED COMPENSATION.........................................     2

ARTICLE V ACCOUNT GROWTH.................................................     3

ARTICLE VI VESTING.......................................................     3

ARTICLE VII PAYMENT OF BENEFITS..........................................     3

ARTICLE VIII NATURE OF KEY EMPLOYEE'S INTEREST IN THE PLAN...............     5

ARTICLE IX NO GUARANTEE OF EMPLOYMENT....................................     5

ARTICLE X DISPUTE RESOLUTION.............................................     6

ARTICLE XI AMENDMENT AND TERMINATION.....................................     6
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                             PROASSURANCE GROUP 2004

                           DEFERRED COMPENSATION PLAN

          PROASSURANCE GROUP SERVICES CORPORATION (hereinafter referred to as the "Company") desires to establish the following deferred compensation plan (the "Plan") to attract and retain the services of a select group of management and executive personnel and to provide benefits to such employees upon their retirement, death, disability or other termination of employment;

          NOW, THEREFORE, effective as of the 11th day of October, 2004 (the "Effective Date"), the following Plan is hereby established:

                                   ARTICLE I.
                                     PURPOSE

          The Plan is an unfunded plan which is established for the benefit of a select group of management and highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is for the benefit of Key Employees of the Company and, if the Company is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code (the "Code") Key Employees of other controlled group corporations (the Company and the other controlled group corporations being sometimes hereinafter referred to as the "Employer" or "Employers").

                                   ARTICLE II
                                   DEFINITIONS

          The following definitions shall govern this Agreement:

          1. ANNIVERSARY DATE means the last business day of each December following the Effective Date.

          2. BENEFICIARY means the person designated in writing by the Key Employee to receive any benefits upon the death of the Key Employee. If no Beneficiary designation is made or if the designated person is not living at the death of the Key Employee, the Beneficiary shall be the deceased Key Employee's spouse, if living, otherwise the Key Employee's estate.

          3. BOARD means the Board of Directors of the Company.

          4. COMPENSATION means the remuneration payable to the Key Employee as basic salary or wages (inclusive of pay for sick days, holidays, and vacation), plus overtime pay, bonus payments, and commissions.

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          5. DEFERRED COMPENSATION ACCOUNT means the individual account maintained for the Key Employee by the Company, reflecting all amounts deferred on behalf of the Key Employee, plus other additions or reductions pursuant to
ARTICLE V.

          6. EFFECTIVE DATE means the effective date specified above.

          7. KEY EMPLOYEE means an employee of an Participating Employer who has been designated by the Board as being a Key Employee.

          8. PARTICIPATING EMPLOYER means an Employer that has adopted this Plan for the benefit of its Key Employees.

          9. PLAN means this deferred compensation plan, as from time to time amended.

          10. PLAN YEAR means the calendar year, provided, however, that the initial Plan Year will be the period commencing on the Effective Date and ending on December 31, 2004.

                                   ARTICLE III
                                   ELIGIBILITY

          The Board of Directors of each Participating Employer shall designate those Key Employees of the Participating Employer who are eligible to participate in the Plan and the date as of which such Key Employees will become eligible to participate (the "eligibility date").

          Upon becoming initially eligible to participate in the Plan, the Key Employee may make a Deferral Election as described in ARTICLE IV below and a Distribution Election as described in ARTICLE VII below within thirty (30) days after his eligibility date.

                                   ARTICLE IV
                              DEFERRED COMPENSATION

          An eligible Key Employee may elect to defer any or all of his Compensation, excluding such amounts as are required to satisfy required withholdings for taxes and other items, and have such amounts allocated to his Deferred Compensation Account. Such election will only apply to Compensation to be deferred in the calendar year immediately following the calendar year in which the election is made; provided, however, that (a) an eligible Key Employee may make an initial election to defer compensation for services to be performed in such Plan Year subsequent to the election, provided that the election is made within thirty (30) days after the Effective Date, and (b) a Key Employee who first becomes eligible in any Plan Year may elect to defer compensation for services to be performed subsequent to the election within thirty (30) days after the Key Employee's eligibility date.


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          The Key Employee must deliver his deferral election to the Company prior to January 1st of the calendar year to which the election relates, except as provided above with respect to initial elections under the Plan or newly eligible Key Employees. The election will remain in effect until amended or terminated, but any such amendment or termination will only be effective on the next following January 1st.

          The Deferred Compensation of each Key Employee shall be segregated from other accounts on the books and records of the Company as a contingent liability of the Company to the Key Employee; provided, however, that the Company may elect to establish a grantor trust to hold assets equal to all or some portion of the amounts credited to the Key Employee's Deferred Compensation Account, but any such trust shall be subject to the provisions of this Plan.

                                    ARTICLE V
                                 ACCOUNT GROWTH

          The account growth attributable to the Key Employee's Deferred Compensation Account shall be equal to the weighted average tax equivalent book yield (tax adjusted gross earnings divided by the average quarterly ending book value) on the consolidated portfolio of ProAssurance Corporation and its subsidiaries. Account growth shall be allocated to the Account as of the last day of each calendar quarter.

                                   ARTICLE VI
                                     VESTING

          If the Key Employee separates from service or dies, the Key Employee's benefit shall equal his Vested Severance Benefit, and such benefit will be paid in accordance with Article VII hereof. The Vested Severance Benefit of a Key Employee shall be an amount equal to the amount standing to his credit in his Deferred Compensation Account.

                                   ARTICLE VII
                               PAYMENT OF BENEFITS

          In the event that the Key Employee separates from service prior to attaining his normal retirement date (as defined below) or his death, the entire amount standing to his credit in his Deferred Compensation Account will be distributed to him in a lump-sum within ninety (90) days following his date of termination of employment; but in no event earlier than the first day of the calendar year following the year in which he separated from service, provided, however, that, in addition to the foregoing requirements, if the Key Employee is a "key employee" within the meaning of Section 416(i) of the Code, but without regard to Section 416(i)(5) thereof, such


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lump-sum distribution must be made at least six (6) months after the Key
Employee's date of separation from service.

          In the event of a separation from service on or after the normal retirement death or in the event of the Key Employee's death, the Key Employee may make a Distribution Election with respect to the distribution of any amounts deferred hereunder. Such Distribution Election must be completed at or before the time specified for completion of the Key Employee's initial Deferral Election and shall apply to amounts deferred pursuant to the initial Deferral Election and all future Deferral Elections. The Key Employee may make a separate Distribution Election with respect to amounts to be paid to him at his normal retirement date and a separate Distribution Election with respect to amounts payable upon his death. Such Distribution Election shall specify the benefit commencement date and the form of payment. The benefit commencement date can be no earlier than the first day of the calendar year following the calendar year in which the Key Employee separates from service or dies. Optional forms of payment under this Plan include a lump-sum payment or annual installments over a period not exceeding ten (10) years. In addition to the foregoing requirements, if the Key Employee is a "key employee" within the meaning of Section 416(i) of the Code, but without regard to Section 416(i)(5) thereof, the benefit commencement date must be at least six (6) months after the Key Employee's date of retirement or death.

          The Key Employee may amend his Distribution Election to defer payments and/or to change the form of payment, with respect to amounts to be paid to him upon attainment of the normal retirement date or with respect to amounts payable upon his death, at any time, provided such amendment will not take effect for at least twelve (12) months after it is made. In the case of the amendment of a Distribution Election relating to distributions at the normal retirement date, such amendment must result in the deferral of the first payment for a period of at least five (5) years from the date that the first payment would have otherwise been made, and such amendment must be made at least twelve (12) months prior to the date the first payment would have otherwise been made. A Distribution Election specifying annual installment distributions may not be amended so as to result in installments being paid over a shorter period of time than originally elected.

          If the Key Employee dies after the commencement of installment distributions to him but prior to having received all amounts due to him under the Plan, such installments will continue to be paid to the Key Employee's Beneficiary in the same manner as if the Key Employee had not died. If permitted by applicable law or regulations, the Key Employee may elect that, in the event that the Key Employee dies after benefit commencement, any remaining amounts due him under the Plan will be paid to his Beneficiary in a lump sum.

          If the Key Employee fails to make a Distribution Election with respect to any amounts deferred hereunder, such amounts will be distributed to the Key Employee or to his Beneficiary in one (1) lump-sum payment on a date which is within the ninety (90) day period following the date which is six (6) months after the Key Employee's separation from service, normal retirement date, or death.


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          Notwithstanding the provisions hereof, if the total amount allocated to a Key Employee's Deferred Compensation Account is less than $5,000 on his normal retirement date or death, such amount will be paid to the Key Employee in one (1) lump-sum payment on a date which is within the ninety (90) day period following the date which is six (6) months after the Key Employee's separation from service or death. In the event that the $5,000 amount described in Section 411(a)(11)(A) of the Code is adjusted in the future to an amount greater than $5,000, the same adjustment(s) will be made to the amount specified herein.

          For purposes hereof, a Key Employee's normal retirement date is the date on which the Key Employee actually retires from the employ of an Participating Employer following his attainment of age fifty-five (55) and completion of at least five (5) years of Vesting Service (as such term is defined in the ProAssurance Group Savings and Retirement Plan).

                                  ARTICLE VIII
                  NATURE OF KEY EMPLOYEE'S INTEREST IN THE PLAN

The Key Employee will be regarded as a general creditor of the Company with respect to any rights derived by the Key Employee from the existence of this Plan or the existence or amount of the Deferred Compensation Account. The Key Employees who are eligible to participate in the Plan have the status of general unsecured creditors of the Company. The Plan constitutes a mere promise by the Company to pay benefits in the future.

Title to and beneficial ownership of any assets, whether cash, investments, life insurance policies, or other assets which the Company may earmark or place in trust to pay the contingent benefits hereunder, shall at all times remain in the Company. The Key Employee and Beneficiary shall not have any property interest whatsoever in any specific assets of the Company.

A Key Employee's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Key Employee or of the Beneficiary.

                                   ARTICLE IX
                           NO GUARANTEE OF EMPLOYMENT

          Nothing in this Plan shall be construed as guaranteeing future employment to the Key Employee. The Key Employee continues to be an employee of his Participating Employer solely at the will of the Participating Employer, notwithstanding this Plan.


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                                    ARTICLE X
                               DISPUTE RESOLUTION

          Any controversy relating to a claim arising out of or relating to this Plan, including, but not limited to claims for benefits due under this Plan, claims based on state law, and assigned claims relating to this Plan shall be settled by arbitration in accordance with the current Employee Benefit Claims Arbitration Rules of the American Arbitration Association (AAA) or any successor rules which are hereby incorporated into the Plan by this reference.

                                   ARTICLE XI
                            AMENDMENT AND TERMINATION

          The Company reserves the right to amend, modify, or terminate the Plan or to merge or combine the Plan with any other plan maintained by the Company at any time by resolution of the Board; provided, however, that no such amendment, modification, termination, or merger will deprive any Key Employee or Beneficiary of any portion of the amounts standing to his credit in the Key Employee's Deferred Compensation Account on the effective date of such amendment, modification or termination.

                                         PROASSURANCE GROUP SERVICES CORPORATION


                                         By:
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                                         Its:
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